UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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SIGNATURE GROUP HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

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Supplemental Information July 2012

PRIVATE AND CONFIDENTIAL
CAUTIONARY STATEMENT
This presentation may contain certain “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, including statements with regard to the future performance of
Signature Group Holdings, Inc. (“Signature” or the “Company”). Words such as “believes,” “expects,”
“projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements.  These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions.  Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and such factors are identified from time to time in our filings with the Securities and Exchange Commission (“SEC”).  Pursuant to the Private Securities
Litigation Reform Act of 1995, Signature undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future of the Company.
For more specific financial information please refer to the Company’s Annual Report on form 10-K for the year ended December 31, 2011, the Quarterly Report on form 10-Q for the quarter ended March,
31, 2012  and other SEC filings.

PRIVATE AND CONFIDENTIAL
SETTING THE RECORD STRAIGHT
Focused approach with heavy emphasis on unlocking the value of the NOL’s
Opportunistically considers acquisitions of strong operating businesses that will be accretive to earnings for Signature
– NABCO is a great business, is evidence of our strategy being successfully implemented and has brought the Company closer to profitability
Takes advantage of relationships with multiple investment banking firms as well as connections that have been established with management over the last 20 years
Large acquisitions have been and continue to be evaluated, such initiatives are precisely why an increase in authorized shares is being sought by the Company
The infrastructure to manage a diverse platform of companies with our criteria requires only minimal resources at the corporate headquarters

Signature’s Plan

PRIVATE AND CONFIDENTIAL
SETTING THE RECORD STRAIGHT
McIntyre’s “So Called Plan”
McIntyre has not provided a detailed comprehensive plan to the stockholders
– His plan is filled with hopes and promises but lacks comprehension
– An unnamed interim CEO, coupled with a recruiting project to find a long term candidate,  und uncertain economic terms or conditions that could be demanded, will likely result in corporate instability and uncertainty for stockholders
– Lack of senior level or executive management brings additional uncertainty to the organization
– Legacy matters don’t just go away with a new management team
Exclusive relationship with an investment bank is not in the best interest of the stockholders
– Mr. Peiser proposed a similar strategy while serving as a director,  management and a majority of the Board thought it was costly, limiting, and unnecessary
– Would have required the Company to pay a $250,000 engagement fee that would not be applied against the substantial success fees contemplated in the contract
– Investment bankers interests are not necessarily aligned with Company and stockholder interests

“Urgency” as stated by McIntyre, while sourcing of a large transaction often times leads to overpaying and settling

PRIVATE AND CONFIDENTIAL
SETTING THE RECORD STRAIGHT
Net Operating Loss Carryforward
The Company’s business strategy heavily emphasizes and contemplates the utilization of this asset
The federal NOL’s have a 20 year life, they do not deteriorate over time

– This claim is disingenuous on McIntyre’s part and his “plan” would not receive a different accounting treatment
The disclosures in the Company’s 10K and 10Qs are required by our public accounting firm and serve to protect the Company
Contrary to McIntyre’s assertions, the valuation allowance established against the NOL’s in the
Company’s financial statements is based on required accounting treatment under GAAP and is not a function of the business plan
The Company has and will continue to aggressively protect the asset to ensure maximum utilization

PRIVATE AND CONFIDENTIAL
SETTING THE RECORD STRAIGHT
The resignations of Blitzer and Peiser were positive for the Company as their presence on the board was disruptive
McIntyre previously recommended our nominee Ed Lamb as an independent director, he was brought on in 2011 and now serves as Chairman of the Audit Committee
– Mr. Lamb successfully oversaw the completion of nine SEC filings during his tenure as Audit
Committee Chairman in a thirteen month period and abandoned the use of external counsel
Mr. Tinkler is the epitome of an independent director
– He is an executive of a firm that is a 4.9% stockholder in the Company
– Maintains extensive expertise in companies with unique tax attributes and significant legacy challenges
– He has no affiliation with Signature management
The current board set their personal financial interests aside to put forth the best slate possible for stockholders

The Board of Directors

PRIVATE AND CONFIDENTIAL
SETTING THE RECORD STRAIGHT
The 2007 rights agreement established while McIntyre was Chairman is appropriate and serves to protect the NOL’s and stockholders
The potential usage of the rights agreement was not a threat as indicated by McIntyre, it was a response to his formation of a “group” with Kingstown Capital that the Board believed could jeopardize the NOL’s and needed time to examine
The litigation associated with the rights agreement was initiated by McIntyre and Kingstown; the
Company is a defendant seeking to protect the NOL’s
Contrary to McIntyre’s assertion, former President, Ken Grossman, is not the beneficial owner of 5% of the stock under Section 382 of the IRS Code or for the SEC’s Schedule 13D (Required Notification for 5%
Stockholders)
The Company has operated appropriately, with strong corporate governance and within the confines of the SEC while it was bringing itself current with its filings, we are now able to hold annual meetings and have quarterly earnings calls
Mr. McIntyre’s assertions regarding the Company’s Governance are inaccurate
The Company has previously published accurate information regarding Governance

Stockholder Rights Agreement
Corporate Governance

PRIVATE AND CONFIDENTIAL
SETTING THE RECORD STRAIGHT
McIntyre Nominee and Former Director, Robert Peiser
In 2010 as a Director, Peiser earned more than the Company’s CEO
Compensation
Mr. McIntyre continues to make erroneous assertions regarding managements overall compensation
We have previously published accurate information regarding compensation

Peiser advocated and voted for Director compensation packages that he now opposes as a participant in the McIntyre Slate
Mr. Peiser requested and received $35,000 in supplemental Audit Committee Chairman fee and then proced to outsource a significant portion of his decision making responsibilities to an external counsel costing the Company in excess of $200,000
Mr. McIntyre has made no reference in his filings relating to the compensation levels he would pay a new management team